MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
                     Supplement dated February 25, 1999 to the
                         Prospectus dated April 17, 1998


         Christopher G. Ayoub is the Portfolio Manager of the Prime Bond Fund and the Government Bond Fund and is now solely responsible for the day-to-day management of the Funds. Mr. Ayoub has been Co-Portfolio Manager of the Funds since April 1998. He has been a First Vice President of MLAM since 1998 and Vice President of MLAM from 1985 to 1997.



Code #0299